                                                                     EXHIBIT 4.3

                                 AMENDMENT NO. 2
                                       TO
                                CREDIT AGREEMENT

         THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT (this "AMENDMENT") is dated as of February 13, 2002, by and among METAL MANAGEMENT, INC., a Delaware corporation ("MTLM") and each of the corporations and other entities signatories hereto as borrowers (MTLM and each of such corporations and other entities sometimes hereinafter are referred to individually as a "BORROWER" and collectively as the "BORROWERS"); MTLM, acting in its capacity as funds administrator for itself and the other Borrowers (in such capacity, the "FUNDS ADMINISTRATOR"); DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation, f/k/a Bankers Trust Company, acting in its capacity as agent (in such capacity, hereinafter referred to as the "AGENT") for itself and the other financial institutions from time to time parties to the Credit Agreement referred to herein below as lenders thereunder (such financial institutions hereinafter are referred to individually as a "LENDER" and collectively as the "LENDERS"); and the Lenders signatories hereto. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings assigned to such terms in the Credit Agreement.

                                   WITNESSETH:

         WHEREAS, the Borrowers, the Funds Administrator, the Agent and the Lenders have entered into that certain Credit Agreement dated as of June 29, 2001, as amended by that certain letter agreement dated as of November 26, 2002 (as so amended, the "CREDIT AGREEMENT"), pursuant to which the Lenders have agreed to make certain loans and other financial accommodations to or for the account of the Borrowers; and

         WHEREAS, the Borrower, the Agent and the Lenders have agreed to further amend the Credit Agreement on the terms and subject to the conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the respective parties hereto hereby agree as follows:

         1. AMENDMENT TO CREDIT AGREEMENT. Effective as of the date hereof, upon satisfaction of the conditions precedent set forth in SECTION 2 below, and in reliance upon the representations and warranties of the Funds Administrator and the Borrowers set forth herein and in the Credit Agreement, as amended hereby, the Credit Agreement is hereby amended as follows:

         1.1 SECTION 1.1 of the Credit Agreement is hereby amended by deleting the definition of the term "Expiration Date" set forth therein in its entirety and substituting therefor the following language:

                  EXPIRATION DATE means the earlier to occur of (I) January 1, 2004 and (II) the date on which this Credit Agreement is terminated pursuant to SECTION 9.2(B).

         1.2 SECTION 1.1 of the Credit Agreement is hereby amended by deleting the definition of the term "Line of Credit" set forth therein in its entirety and substituting therefor the following language:

                  LINE OF CREDIT means the aggregate revolving line of credit extended pursuant to this Credit Agreement by the Lenders to the Borrowers for Revolving Loans and Letters of Credit, in an amount up to $115,000,000, as such amount may be reduced from time to time pursuant to the terms and provisions hereof.

         1.3 SECTION 1.1 of the Credit Agreement is hereby amended by deleting the definition of the term "Revolving Loan" set forth therein in its entirety and substituting therefor the following language:

                  REVOLVING LOAN means with respect to any Lender, any amount advanced by such Lender to the Borrowers pursuant to SECTION 2.1 or any other provision of this Credit Agreement.

         1.4 SECTION 1.1 of the Credit Agreement is hereby amended by inserting the following defined terms therein in the appropriate alphabetical order:

                  SECOND AMENDMENT means that certain Amendment No. 2 to this Credit Agreement dated as of February 13, 2003, among the Funds Administrator, the Borrowers, the Agent and the Lenders.

                  SECOND AMENDMENT EFFECTIVE DATE means the date on which the Second Amendment shall become effective pursuant to the terms of
         SECTION 2 thereof.

         1.5 The first sentence of SECTION 2.1 of the Credit Agreement is hereby deleted in its entirety and the following language is hereby substituted therefor:

         Subject to the terms and conditions set forth in this Credit Agreement, and in reliance on the representations and warranties of the Borrowers set forth herein, each Lender severally agrees: (A) to continue as Revolving Loans of such Lender hereunder its Proportionate Share of the aggregate principal balance of all Revolving Loans outstanding on the Second Amendment Effective Date and (B) on and after the Second Amendment Effective Date and to but excluding the Expiration Date, to make Revolving Loans to the Borrowers on a joint and several basis in an amount not to exceed at any time its Proportionate Share of the lesser at such time of (I) the Line of Credit and (II) the Borrowing Base MINUS, in the case of both clauses (I) and (II) above, the then outstanding Letter of Credit Obligations.

         1.6 ANNEX I to the Credit Agreement is hereby deleted in its entirety and ANNEX I attached hereto is hereby substituted therefor.

         2. CONDITIONS PRECEDENT. This Amendment shall become effective as of the date hereof, upon satisfaction in full of each of the following conditions precedent:

                  (a) receipt by the Agent of a copy of this Amendment, duly executed and delivered by each of the Lenders, each of the Borrowers and the Funds Administrator; and

                  (b) receipt by the Agent in immediately available Dollars for the account of the Lenders in accordance with their respective Proportionate Shares of an amount equal to $287,500.

         3. REPRESENTATIONS AND WARRANTIES.

         3.1 Each of the Borrowers and the Funds Administrator hereby represents and warrants to the Agent and each of the Lenders that, before and after giving effect to this Amendment:

                  (a) all representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of the date of this Amendment, in each case as if then made, other than representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties remain true and correct in all material respects on and as of such earlier date);

                  (b) no Default or Event of Default has occurred which is continuing;

                  (c) this Amendment, and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of the Borrowers and the Funds Administrator, respectively, and are enforceable against each of the Borrowers and the Funds Administrator in accordance with their respective terms; and

                  (d) the execution and delivery by the Borrowers and the Funds Administrator of this Amendment and any other Credit Documents contemplated hereby (I) do not and will not contravene, conflict with, violate or constitute a default under the certificate or articles of incorporation or bylaws of any Credit Party, or any applicable law, rule, regulation, judgment, decree or order or any agreement, indenture or instrument to which any Credit Party is a party or is bound or which is binding upon or applicable to all or any portion of any Credit Party's property, and (II) do not require the consent or approval of any Person, except for any such consents or approvals which have been obtained and remain in full force and effect.

         4. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS.

         4.1 Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in each of the other Credit Documents to the "Credit Agreement" shall in each case mean and be a reference to the Credit Agreement as amended hereby.

         4.2 Except as expressly set forth herein, (A) the execution and delivery of this Amendment shall in no way affect any of the respective rights, powers or remedies of the Agent or any of the Lenders with respect to any Default or Event of Default nor constitute a waiver of any provision of the Credit Agreement or any of the other Credit Documents and (B) all of the respective terms and provisions of the Credit Agreement, the other Credit Documents and all other documents, instruments, amendments and agreements executed and/or delivered by any of the Borrowers and/or the Funds Administrator pursuant thereto or in connection therewith shall remain in full force and effect and are hereby ratified and confirmed in all respects. The execution and delivery of this Amendment by Agent and the respective Lenders shall in no way obligate the Agent or any of the Lenders, at any time hereafter, to consent to any other amendment or modification of any term or provision of the Credit Agreement or any of the other Credit Documents, whether of a similar or different nature.

         4.3 Each Borrower (and each other Credit Party, if any, which executed an acknowledgement hereof, by such execution), in its respective capacities under each of the Credit Documents to which it is a party (including the capacities of obligor, grantor, mortgagor, pledgor, guarantor, indemnitor and assignor, as applicable, and each other similar capacity, if any, in which such Credit Party has granted Liens on all or any part of the properties or assets of such Credit Party, or otherwise acts as an accommodation party, guarantor, indemnitor or surety with respect to all or any part of the Obligations), hereby
(A) agrees that the terms and provisions hereof shall not affect in any way any payment, performance, observance or other obligations or liabilities of such Credit Party under the Credit Agreement or any of the other Credit Documents, all of which obligations and liabilities shall remain in full force and effect and extend to the further loans, extensions of credit and other Obligations provided for thereunder, and each of which obligations and liabilities are hereby ratified, confirmed and reaffirmed in all respects; (B) to the extent such Credit Party has granted Liens on any of its properties or assets pursuant to any of the Credit Documents to secure the prompt and complete payment, performance and/or observance of all or any part of the Obligations, acknowledges, ratifies, confirms and reaffirms such grant of Liens, and acknowledges and agrees that all of such Liens are intended and shall be deemed and construed to secure to the fullest extent set forth therein all now existing and hereafter arising Obligations under and as defined in this Credit Agreement, as amended, restated, supplemented and otherwise modified and in effect from time to time; and (C) acknowledges and agrees that, as of the date hereof, Agent and each of the Lenders has fully performed all obligations to the respective Credit Parties.

         5. GOVERNING LAW. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK.

         6. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         7. COUNTERPARTS. This Amendment may be executed or otherwise authenticated in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed or otherwise authenticated and delivered shall be an original, but all of which shall together constitute one and the same instrument. Any such counterpart which may be delivered by facsimile, email or similar electronic transmission shall be deemed the equivalent of an originally signed counterpart and shall be fully admissible in any enforcement proceedings regarding this Amendment.



                  [Remainder of Page Intentionally Left Blank;
                             Signature Pages Follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first set forth above.

                                          METAL MANAGEMENT, INC.,
                                          in its respective capacities as Funds
                                          Administrator and a Borrower

                                          By:       /s/ Robert C. Larry
                                               ---------------------------------
                                          Name:         Robert C. Larry
                                                 -------------------------------
                                          Title:        Chief Financial Officer
                                                 -------------------------------




Amendment No. 2 to MTLM Credit Agreement

                                      ADDITIONAL BORROWERS:

                                      CIM TRUCKING, INC.
                                      FIRMA, INC.
                                      FIRMA PLASTIC CO., INC.
                                      MAC LEOD METALS CO.
                                      MTLM ARIZONA, INC.
                                      METAL MANAGEMENT AEROSPACE, INC.
                                      METAL MANAGEMENT ALABAMA, INC.
                                      METAL MANAGEMENT ARIZONA, L.L.C.
                                      METAL MANAGEMENT CONNECTICUT, INC.
                                      METAL MANAGEMENT INDIANA, INC.
                                      METAL MANAGEMENT GULF COAST, INC.
                                      METAL MANAGEMENT MEMPHIS, L.L.C.
                                      METAL MANAGEMENT MIDWEST, INC.
                                      METAL MANAGEMENT MISSISSIPPI, L.L.C.
                                      METAL MANAGEMENT NORTHEAST, INC.
                                      METAL MANAGEMENT OHIO, INC.
                                      METAL MANAGEMENT PITTSBURGH, INC.
                                      METAL MANAGEMENT REALTY, INC.
                                      METAL MANAGEMENT SERVICES, INC.
                                      METAL MANAGEMENT STAINLESS & ALLOY, INC.
                                      METAL MANAGEMENT WEST, INC.
                                      METAL MANAGEMENT WEST COAST HOLDINGS, INC.
                                      METAL MANAGEMENT S&A HOLDINGS, INC.
                                      METALS.COM, INC.
                                      PROLER SOUTHWEST INC.
                                      TROJAN TRADING CO.

                                      By:      /s/ Robert C. Larry
                                          --------------------------------------
                                      Name:       Robert C. Larry
                                           -------------------------------------
                                      Title:      Vice President
                                            ------------------------------------





Amendment No. 2 to MTLM Credit Agreement

                                       RESERVE IRON & METAL LIMITED
                                       PARTNERSHIP

                                       By:      METAL MANAGEMENT OHIO, INC.,
                                                its general partner


                                       By:      /s/ Robert C. Larry
                                           -------------------------------------
                                       Name:        Robert C. Larry
                                            ------------------------------------
                                       Title:      Vice President
                                             -----------------------------------



Amendment No. 2 to MTLM Credit Agreement

                                       AGENT AND LENDER:

                                       DEUTSCHE BANK TRUST COMPANY
                                       AMERICAS, in its respective capacities as Agent and a Lender


                                       By:      /s/ Albert Fischetti
                                           -------------------------------------
                                       Name:        Albert Fischetti
                                            ------------------------------------
                                       Title:      Director
                                             -----------------------------------





Amendment No. 2 to MTLM Credit Agreement

                                            LENDER:

                                            CONGRESS FINANCIAL CORPORATION
                                            (CENTRAL)




                                            By:      /s/ Gerald Wordell
                                                --------------------------------
                                            Name:      Gerald Wordell
                                                 -------------------------------
                                            Title:   Vice President
                                                  ------------------------------



Amendment No. 2 to MTLM Credit Agreement

                                            LENDER:

                                            FLEET CAPITAL CORPORATION


                                            By:      /s/ Robert Lund
                                                --------------------------------
                                            Name:        Robert Lund
                                                 -------------------------------
                                            Title:       Senior Vice President
                                                  ------------------------------




Amendment No. 2 to MTLM Credit Agreement

                                            LENDER:

                                            HELLER FINANCIAL, INC.


                                            By:      /s/ W. Jerome McDermott
                                                --------------------------------
                                            Name:        W. Jerome McDermott
                                                 -------------------------------
                                            Title:
                                                  ------------------------------






Amendment No. 2 to MTLM Credit Agreement

                                            LENDER:

                                            LASALLE BANK NATIONAL ASSOCIATION


                                            By:      /s/ John Mostofi
                                                --------------------------------
                                            Name:        John Mostofi
                                                 -------------------------------
                                            Title:       Senior Vice President
                                                  ------------------------------



Amendment No. 2 to MTLM Credit Agreement

                                            LENDER:

                                            PNC BUSINESS CREDIT CORPORATION


                                            By:      /s/ Lee LaBine
                                                --------------------------------
                                            Name:        Lee LaBine
                                                 -------------------------------
                                            Title:       Vice President
                                                  ------------------------------



Amendment No. 2 to MTLM Credit Agreement

                                        LENDER:

                                        WHITEHALL BUSINESS CREDIT CORPORATION


                                        By:      /s/ Carl Giordano
                                            ------------------------------------
                                        Name:        Carl Giordano
                                             -----------------------------------
                                        Title:       Assistant Vice President
                                              ----------------------------------





Amendment No. 2 to MTLM Credit Agreement

                                            LENDER:

                                            U.S. BANK NATIONAL ASSOCIATION


                                            By:      /s/ Lisa M. Riley
                                                --------------------------------
                                            Name:        Lisa M. Riley
                                                 -------------------------------
                                            Title:       Vice President
                                                  ------------------------------





Amendment No. 2 to MTLM Credit Agreement

                                     ANNEX I
                                       TO
                       AMENDMENT NO. 2 TO CREDIT AGREEMENT
                          DATED AS OF FEBRUARY 13, 2003


                           LIST OF LENDERS; COMMITMENT
                       AMOUNTS; APPLICABLE LENDING OFFICES

--------------------------------------------------------------------------------

1.      DEUTSCHE BANK TRUST COMPANY AMERICAS
        31 West 52nd Street
        New York, NY 10019

        COMMITMENT AMOUNT:
                                                                $15,835,000.00

--------------------------------------------------------------------------------

2.      PNC BUSINESS CREDIT CORPORATION
        One South Wacker
        Suite 2980
        Chicago, Illinois 60606

        COMMITMENT AMOUNT:                                      $17,500,000.00

--------------------------------------------------------------------------------

3.      FLEET CAPITAL CORPORATION
        One South Wacker Drive
        Suite 1400
        Chicago, Illinois 60606

        COMMITMENT AMOUNT:
                                                                $15,832,500.00

--------------------------------------------------------------------------------

4.      LASALLE BANK NATIONAL
        ASSOCIATION
        135 South LaSalle Street
        Suite 305 SE
        Chicago, IL 60603

        COMMITMENT AMOUNT:                                      $15,832,500.00

--------------------------------------------------------------------------------

5.      U.S. BANK NATIONAL ASSOCIATION (FORMERLY
        KNOWN AS FIRSTAR BANK N.A.)
        7th and Washington
        5th Floor
        St. Louis, Missouri 63101

        COMMITMENT AMOUNT:                                      $15,000,000.00

--------------------------------------------------------------------------------


Amendment No. 2 to MTLM Credit Agreement

--------------------------------------------------------------------------------
6.      CONGRESS FINANCIAL CORPORATION
        (CENTRAL)
        150 South Wacker Drive
        Suite 2200
        Chicago, IL 60606-4401
                                                                $15,000,000.00
        COMMITMENT AMOUNT:

--------------------------------------------------------------------------------

7.      HELLER FINANCIAL, INC., a GE Company
        6 High Ridge Park
        Building 6C
        Stamford, Connecticut 06927
                                                                $12,500,000.00
        COMMITMENT AMOUNT:
--------------------------------------------------------------------------------

8.      WHITEHALL BUSINESS CREDIT
        CORPORATION
        One State Street, 6th Floor
        New York, NY 10004
                                                                $7,500,000.00
        COMMITMENT AMOUNT:
--------------------------------------------------------------------------------



Amendment No. 2 to MTLM Credit Agreement

                                      A-2